UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2007

OLD POINT FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	000-12896	54-1265373
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 West Mellen Street

Hampton, Virginia 23663

(Address of principal executive offices) (Zip Code)

(757)728-1200

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On August 16, 2007 Old Point Financial Corporation issued a press release announcing the declaration of a quarterly dividend of $0.20 per share of common capital stock to be paid on September 28, 2007, to shareholders of record as of August 31, 2007.

The Board of Directors of Old Point Financial Corporation declared a 25% stock dividend payable on October 1, 2007. Shareholders of record as of August 31, 2007 will receive one additional share for every four shares of Old Point Financial Corporation stock owned as of the record date.

A copy of the press release is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits Exhibit 99.1 Press release dated August 16, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Old Point Financial Corporation
Registrant

Date: August 16, 2007

/s/ Robert F. Shuford
Robert F. Shuford Chairman of the Board President & Chief Executive Officer